UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period :	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Opportunities
Fund

Annual report
4 | 30 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Financial statements	17

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Effective April 1, 2016, the Russell 2000 Index replaced the Russell 2500 Index as the fund’s benchmark. In Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

2	Capital Opportunities Fund

Interview with your fund’s portfolio manager

How was the market environment for U.S. small-and mid-cap stocks during the 12-month reporting period ended April 30, 2016?

U.S. stocks faced headwinds, which contributed to historic moves in stock prices at times. During the first half of the period, China’s economic slowdown and the continued slide in oil and commodity prices added to investor worries about the direction of global growth. China’s unexpected devaluation of the yuan in August 2015 spurred a dramatic selloff in the markets, as investors moved to the sidelines amid the uncertainty. The markets recovered dramatically in October, only to see gains for higher-risk assets generally evaporate by year-end.

Still, U.S. growth remained positive, leading the Federal Reserve to take the first step on the path of gradual normalization of interest rates by raising its short-term benchmark rate on December 16. Initially, investors reacted positively to the rate hike, but as 2016 began, heightened fears about falling crude prices, flat earnings growth, the pace of future Fed rate hikes, and volatility in Chinese markets sparked a global selloff in riskier assets. January proved to be the worst month for stocks since 2009. By mid-February, major stock indexes were hitting multiyear lows despite some short-lived rallies. However, stocks began to reverse their slide during the week ended February 19, which proved to be an inflection point and the market’s best

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 2 and 9–11 for additional fund performance information. Index descriptions can be found on page 14.

Capital Opportunities Fund	3

weekly advance since November 2015. In the weeks that followed, a series of upbeat U.S. corporate earnings announcements, rumblings of a cap on oil production that led to a resurgence in oil prices, and a growing belief that markets were deeply oversold lifted sentiment.

As March progressed, U.S. stock market indexes moved into positive territory for the first time during 2016, capping what many observers considered one of the biggest turnarounds in history. Although worries persisted, U.S. stocks continued to rally in the final weeks of the reporting period, albeit at a weaker pace — helped in large part by the Fed’s dovish comments at its March and April Federal Open Market Committee meetings.

Against this backdrop, stocks underperformed bonds, small- and mid-cap stocks trailed large-cap stocks, and growth stocks edged out value stocks.

How did Putnam Capital Opportunities Fund perform in this challenging environment?

For the 12 months ended April 30, 2016, the fund underperformed its benchmark, the Russell 2000 Index. The underperformance was primarily driven by the portfolio’s investments in the financials sector. Disappointing security selection accounted for the majority of the underperformance. In addition, the fund had lower exposure to the sector than its benchmark, which also hampered relative results. Stock selection and sector allocation decisions in the consumer discretionary sector also weighed on results relative to the benchmark.

Which holdings were disappointing during the reporting period?

Oriental Financial Group, a bank holding company based in Puerto Rico, was the fund’s leading detractor. The bank’s stock sold off in response to the company’s exposure to the Puerto Rico Electric Power Authority. There

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4	Capital Opportunities Fund

were questions about whether the power company would be able to repay its loans, and its bonds received a junk rating from Moody’s Investors Service. Puerto Rico has been in a multiyear recession, struggling with ways to repay its loans. The fund’s position in this stock was reduced during the reporting period, but it remained in the portfolio at period-end.

The fund’s investments in Ion Geophysical, an energy drilling company, suffered as a result of the sharp decline in oil prices. As a servicer of oil fields, Ion experienced a dramatic reduction in business, affecting its revenue stream and our outlook for the company. Ion was sold from the portfolio before the close of the reporting period.

Skyworks Solutions, a designer and manufacturer of high-performance analog and mixed-signal products for the semiconductor market, struggled as well. The company’s products are used to facilitate wireless networking in various end markets from automotive, broadband, medical, and the military to smartphones and tablets. As a key player in Apple’s supply chain, the stock of Skyworks Solutions came under pressure due to a lack of enthusiasm for Apple’s upcoming iPhone7. Other Skyworks customers also felt the effect of slumping demand for premium smart-phones — leading to market expectations of declining sales for the company in the second half of 2016.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Capital Opportunities Fund	5

Could you discuss some holdings that contributed to performance?

The fund’s best-performing stock was CSG Systems International, which provides customer management solutions for communications markets, such as billing, management reporting, and customer analysis for target marketing. Many of CSG’s customers rank among the top 100 global communications service providers and include AT&T, ESPN, Vodafone, and Verizon. In recent years, the company has enjoyed improved operating margins from growth in its digital processing business associated with industry consolidation and service expansions. We continue to view CSG positively given its leading market position, and what we believe are solid fundamentals, as well as management’s balanced approach toward unlocking shareholder value by repurchasing stocks and increasing revenue growth potential through its international business and digital platform.

The stock of Ingram Micro, which is a distributor of information technology and mobility-related products, rallied on news that a Chinese conglomerate was acquiring the company. To lock in profits, the stock was sold from the portfolio not long after its price spiked.

Investments in Emergent Biosolutions, a specialty biopharmaceutical company that develops vaccines and antibody therapeutics, as well as medical devices for biodefense purposes, also performed strongly. Its product, BioThrax, is purchased by the U.S. government for its Strategic National Stockpile, and is the only anthrax vaccine approved by the U.S. Food and Drug Administration. With the Centers for Disease Control and Prevention indicating its intention for a new contract and with a new large-scale manufacturing facility that we anticipate is about to be approved, we believe Emergent

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Capital Opportunities Fund

Biosolutions is in a solid position to continue generating healthy earnings and cash flow.

How would you describe your investment approach and stock selection process?

I assumed management of the fund on February 17, 2016, and in connection with the transition, began tilting the portfolio’s focus toward smaller-cap stocks with attractive growth prospects. Valuation metrics remain important, but I am willing to pay more for stocks of companies that, I believe, have solid multiyear growth potential.

When I evaluate current and potential holdings, I typically take a bottom-up investment approach that seeks to generate excess returns relative to the benchmark through a combination of fundamental and quantitative investment techniques. In an effort to add greater diversification to the portfolio, I currently plan to increase the average number of holdings to 200 to 250 companies. This may entail adding more growth-oriented stocks, although their weightings should remain relatively small to help manage risk across the portfolio.

What is your outlook for the second half of 2016?

The U.S. economy showed signs of strengthening in the months leading up to the Fed’s decision to raise its benchmark rate this past December. Since then, however, macroeconomic headwinds have led Fed officials to temper their expectations for rate increases in 2016 from four hikes to two.

The Fed’s dovish instincts appear to have been validated. After the close of the fund’s reporting period, data showed that U.S. economic growth slowed to 0.5% on an annualized basis in the first quarter of 2016. On another front, consumer spending increased less than expected in March, closing out the weakest quarter in a year. Lackluster earnings also weighed on the markets, with the S&P 500 Index reporting four consecutive quarters of declines through the first quarter of 2016 — a pattern we have not seen since the financial crisis. Corporate guidance for the second quarter of 2016, however, is more encouraging, in my view, and market estimates are predicting a return to positive earnings by the third quarter of 2016. Without more evidence of a pickup in economic growth, I believe the Fed will be hesitant to raise interest rates. Some observers are looking well into the second half of 2016 or even 2017 for the data-dependent Fed to act.

Stocks faced many challenges during the reporting period, but markets staged strong rallies following their sharp selloffs in August 2015 and January 2016, underscoring the importance of staying invested during periods of heightened volatility, in my view. Against this backdrop, I will continue to search for overlooked, underpriced small and midsize companies that I believe are trading below their intrinsic value with the potential to appreciate over time.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.S. in Financial Mathematics and an M.S. in Applied Statistics, both from Worcester Polytechnic Institute, an M.B.A. from State University of New York, Binghamton, and a B.S. from Beijing Jiaotong University. Pam has been in the investment industry since she first joined Putnam in 2000. She rejoined the firm in 2002.

Capital Opportunities Fund	7

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

8	Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.20%	6.84%	6.84%	6.84%	6.40%	6.40%	6.65%	6.44%	6.93%	7.46%	7.48%	7.44%

10 years	64.12	54.69	54.54	54.54	52.22	52.22	56.09	50.63	60.13	68.95	69.57	68.33
Annual average	5.08	4.46	4.45	4.45	4.29	4.29	4.55	4.18	4.82	5.38	5.42	5.35

5 years	24.03	16.90	19.48	17.48	19.48	19.48	21.00	16.77	22.52	26.01	26.47	25.55
Annual average	4.40	3.17	3.62	3.27	3.62	3.62	3.89	3.15	4.15	4.73	4.81	4.66

3 years	17.35	10.60	14.70	11.81	14.76	14.76	15.53	11.49	16.44	18.50	18.79	18.12
Annual average	5.48	3.41	4.68	3.79	4.70	4.70	4.93	3.69	5.20	5.82	5.91	5.71

1 year	–9.84	–15.02	–10.56	–15.01	–10.57	–11.46	–10.32	–13.46	–10.10	–9.59	–9.48	–9.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Capital Opportunities Fund	9

Comparative index returns For periods ended 4/30/16

			Lipper Small-Cap
			Core Funds
	Russell 2000 Index*	Russell 2500 Index	category average†

Annual average (life of fund)	6.59%	8.08%	7.55%

10 years	69.58	89.23	69.11
Annual average	5.42	6.59	5.30

5 years	40.11	48.87	38.34
Annual average	6.98	8.28	6.60

3 years	24.33	27.99	23.64
Annual average	7.53	8.57	7.26

1 year	–5.94	–4.27	–5.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Effective April 1, 2016, the Russell 2000 Index replaced the Russell 2500 Index as the fund’s benchmark. In Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 804, 704, 619, 411, and 139 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,454 and $15,222, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,063. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,013, $16,895, $16,957 and $16,833, respectively.

10	Capital Opportunities Fund

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.126		$0.026	$0.025	$0.060		$0.064	$0.173	$0.190	$0.164

Capital gains

Long-term gains	0.023		0.023	0.023	0.023		0.023	0.023	0.023	0.023

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.149		$0.049	$0.048	$0.083		$0.087	$0.196	$0.213	$0.187

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/15	$15.53	$16.48	$13.48	$13.67	$14.26	$14.78	$15.12	$15.99	$16.00	$15.96

4/30/16	13.86	14.71	12.01	12.18	12.71	13.17	13.51	14.27	14.28	14.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(7/2/12)	(7/2/12)	(10/2/00)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.27%	6.92%	6.91%	6.91%	6.48%	6.48%	6.73%	6.52%	7.01%	7.54%	7.56%	7.52%

10 years	65.70	56.17	56.11	56.11	53.73	53.73	57.58	52.07	61.71	70.54	71.16	70.03
Annual average	5.18	4.56	4.55	4.55	4.39	4.39	4.65	4.28	4.92	5.48	5.52	5.45

5 years	28.12	20.75	23.45	21.45	23.52	23.52	24.96	20.59	26.53	30.17	30.64	29.78
Annual average	5.08	3.84	4.30	3.96	4.31	4.31	4.56	3.82	4.82	5.41	5.49	5.35

3 years	17.69	10.92	15.10	12.21	15.15	15.15	15.91	11.85	16.79	18.83	19.21	18.62
Annual average	5.58	3.52	4.80	3.91	4.82	4.82	5.04	3.80	5.31	5.92	6.03	5.86

1 year	–10.06	–15.23	–10.68	–15.13	–10.68	–11.57	–10.49	–13.62	–10.27	–9.75	–9.69	–9.81

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Capital Opportunities Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 4/30/15	1.16%	1.91%	1.91%	1.66%	1.41%	0.85%	0.75%	0.91%

Annualized expense ratio for the
six-month period ended 4/30/16*	1.18%	1.93%	1.93%	1.68%	1.43%	0.87%	0.77%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.73	$9.36	$9.36	$8.15	$6.94	$4.23	$3.74	$4.52

Ending value (after expenses)	$953.80	$950.10	$949.90	$950.80	$952.50	$955.50	$955.30	$954.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.92	$9.67	$9.67	$8.42	$7.17	$4.37	$3.87	$4.67

Ending value (after expenses)	$1,019.00	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,020.54	$1,021.03	$1,020.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Index is an unmanaged index of 2,000 small-cap companies in the Russell 3000 Index.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Capital Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Opportunities Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Opportunities Fund	17

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2016 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 7, 2016

18	Capital Opportunities Fund

The fund’s portfolio 4/30/16

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (1.3%)
Huntington Ingalls Industries, Inc.	23,200	$3,358,664

Spirit AeroSystems Holdings, Inc. Class A †	22,000	1,037,300

		4,395,964
Air freight and logistics (0.4%)
XPO Logistics, Inc. † S	42,585	1,283,512

		1,283,512
Airlines (2.1%)
Alaska Air Group, Inc. S	18,500	1,302,955

Allegiant Travel Co.	13,800	2,215,866

JetBlue Airways Corp. †	165,600	3,277,224

		6,796,045
Auto components (3.6%)
Cooper Tire & Rubber Co.	90,300	3,118,962

Dana Holding Corp.	155,600	2,011,908

Goodyear Tire & Rubber Co. (The)	32,300	935,731

Lear Corp.	14,700	1,692,411

Tenneco, Inc. †	50,400	2,686,320

Visteon Corp.	17,100	1,362,357

		11,807,689
Banks (7.3%)
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	39,000	1,008,540

Comerica, Inc.	76,300	3,387,720

East West Bancorp, Inc.	84,700	3,175,403

First BanCorp. (Puerto Rico) †	342,100	1,334,190

Great Southern Bancorp, Inc.	35,200	1,332,672

MainSource Financial Group, Inc.	25,903	565,981

OFG Bancorp (Puerto Rico)	294,300	2,598,669

PacWest Bancorp	41,700	1,667,166

Popular, Inc. (Puerto Rico)	72,560	2,156,483

TCF Financial Corp.	106,400	1,451,296

Western Alliance Bancorp †	28,900	1,057,162

Wilshire Bancorp, Inc.	227,200	2,446,944

Zions Bancorporation	61,300	1,686,976

		23,869,202
Biotechnology (3.5%)
Anacor Pharmaceuticals, Inc. † S	9,200	577,208

Applied Genetic Technologies Corp. †	39,800	625,258

ARIAD Pharmaceuticals, Inc. †	92,900	667,022

Biospecifics Technologies Corp. †	18,900	672,084

Eagle Pharmaceuticals, Inc. †	9,800	371,028

Emergent BioSolutions, Inc. †	69,200	2,665,584

MiMedx Group, Inc. † S	100,500	756,765

Myriad Genetics, Inc. † S	25,200	907,200

Neurocrine Biosciences, Inc. †	29,400	1,340,052

Rigel Pharmaceuticals, Inc. †	117,600	332,808

TESARO, Inc. †	31,800	1,317,792

United Therapeutics Corp. †	12,300	1,293,960

		11,526,761

Capital Opportunities Fund	19

COMMON STOCKS (97.1%)* cont.	Shares	Value

Building products (0.5%)
Fortune Brands Home & Security, Inc.	31,900	$1,767,579

		1,767,579
Capital markets (4.1%)
AllianceBernstein Holding LP	116,200	2,729,538

GAMCO Investors, Inc. Class A	18,600	736,002

Lazard, Ltd. Class A	46,500	1,676,325

OM Asset Management PLC (United Kingdom)	172,100	2,309,582

Piper Jaffray Cos. †	46,400	1,935,344

SEI Investments Co.	83,100	3,995,448

		13,382,239
Chemicals (1.6%)
Cabot Corp.	47,400	2,312,646

Koppers Holdings, Inc. †	74,700	1,877,211

Minerals Technologies, Inc.	17,900	1,072,210

		5,262,067
Commercial services and supplies (2.5%)
ACCO Brands Corp. †	272,900	2,603,466

Deluxe Corp.	45,800	2,875,324

Herman Miller, Inc.	40,500	1,221,885

Tetra Tech, Inc.	45,200	1,328,880

		8,029,555
Communications equipment (2.9%)
Applied Optoelectronics, Inc. †	58,788	658,426

Brocade Communications Systems, Inc.	277,600	2,667,736

Ciena Corp. † S	48,300	812,889

F5 Networks, Inc. †	27,300	2,859,675

InterDigital, Inc./PA	31,900	1,817,662

Plantronics, Inc.	17,600	676,720

		9,493,108
Construction and engineering (3.1%)
Dycom Industries, Inc. † S	44,100	3,113,460

EMCOR Group, Inc.	67,400	3,267,552

MasTec, Inc. †	94,700	2,145,902

Quanta Services, Inc. †	71,300	1,691,236

		10,218,150
Consumer finance (0.6%)
Nelnet, Inc. Class A	50,300	2,108,073

		2,108,073
Containers and packaging (1.5%)
Berry Plastics Group, Inc. †	18,900	680,778

Owens-Illinois, Inc. †	86,900	1,604,174

Packaging Corp. of America S	40,900	2,653,592

		4,938,544
Diversified telecommunication services (0.4%)
Inteliquent, Inc.	77,700	1,289,043

		1,289,043
Electrical equipment (0.5%)
Sensata Technologies Holding NV †	43,200	1,627,344

		1,627,344

20	Capital Opportunities Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Electronic equipment, instruments, and components (3.1%)
Arrow Electronics, Inc. †	48,400	$3,005,640

ScanSource, Inc. †	102,500	4,169,700

Tech Data Corp. †	32,800	2,253,032

VeriFone Systems, Inc. †	23,900	680,194

		10,108,566
Energy equipment and services (0.8%)
Helmerich & Payne, Inc. S	20,100	1,329,012

Oil States International, Inc. †	40,600	1,406,384

		2,735,396
Food products (1.7%)
Omega Protein Corp. †	77,100	1,433,289

Pilgrim’s Pride Corp. † S	56,300	1,515,033

Sanderson Farms, Inc. S	28,200	2,587,068

		5,535,390
Gas utilities (0.9%)
UGI Corp.	77,050	3,100,492

		3,100,492
Health-care equipment and supplies (4.2%)
Analogic Corp.	25,300	1,998,447

Globus Medical, Inc. Class A †	37,900	949,016

Greatbatch, Inc. †	45,700	1,590,360

ICU Medical, Inc. †	21,200	2,106,008

Insulet Corp. †	29,800	992,340

ResMed, Inc.	79,700	4,447,260

STERIS PLC (United Kingdom)	23,900	1,689,013

		13,772,444
Health-care providers and services (7.0%)
Centene Corp. †	22,900	1,418,884

Chemed Corp. S	17,000	2,206,260

HealthSouth Corp.	27,400	1,136,004

LHC Group, Inc. †	45,700	1,843,538

MEDNAX, Inc. † S	59,000	4,206,110

Molina Healthcare, Inc. †	7,800	403,728

Owens & Minor, Inc. S	87,000	3,165,930

Patterson Cos., Inc.	61,000	2,644,350

PharMerica Corp. †	56,500	1,335,660

Select Medical Holdings Corp. † S	350,100	4,684,338

		23,044,802
Health-care technology (0.7%)
Imprivata, Inc. †	70,500	854,460

Veeva Systems, Inc. Class A †	47,700	1,312,227

		2,166,687
Hotels, restaurants, and leisure (1.6%)
Cheesecake Factory, Inc. (The)	34,804	1,775,352

Marriott Vacations Worldwide Corp.	25,500	1,597,320

Penn National Gaming, Inc. †	114,200	1,842,046

		5,214,718
Household durables (0.8%)
Harman International Industries, Inc.	15,800	1,212,808

LGI Homes, Inc. † S	49,300	1,380,893

		2,593,701

Capital Opportunities Fund	21

COMMON STOCKS (97.1%)* cont.	Shares	Value

Household products (0.3%)
Energizer Holdings, Inc.	21,800	$948,082

		948,082
Insurance (4.1%)
American Equity Investment Life Holding Co.	131,100	1,835,400

Horace Mann Educators Corp.	139,100	4,326,010

Torchmark Corp.	24,400	1,412,516

Validus Holdings, Ltd.	75,200	3,465,968

W.R. Berkley Corp.	45,087	2,524,872

		13,564,766
Internet and catalog retail (0.4%)
FTD Cos., Inc. †	51,500	1,432,215

		1,432,215
Internet software and services (1.0%)
IAC/InterActive Corp.	41,629	1,929,088

Web.com Group, Inc. †	69,100	1,381,309

		3,310,397
IT Services (3.0%)
Computer Sciences Corp.	55,000	1,822,150

CSG Systems International, Inc.	73,700	3,270,806

ManTech International Corp. Class A	95,500	3,227,900

Syntel, Inc. †	39,100	1,662,923

		9,983,779
Leisure products (0.3%)
Vista Outdoor, Inc. †	19,400	930,812

		930,812
Life sciences tools and services (0.4%)
INC Research Holdings, Inc. Class A †	24,400	1,174,372

		1,174,372
Machinery (4.9%)
AGCO Corp.	33,928	1,814,130

Federal Signal Corp.	12,645	173,110

FreightCar America, Inc.	55,568	952,991

Oshkosh Corp. S	65,854	3,216,968

Snap-On, Inc.	12,900	2,054,712

Standex International Corp.	12,800	981,632

Terex Corp.	45,100	1,077,439

Wabash National Corp. †	188,100	2,680,425

Wabtec Corp.	35,900	2,977,187

		15,928,594
Marine (0.1%)
Matson, Inc.	10,051	390,783

		390,783
Media (0.8%)
Lions Gate Entertainment Corp. S	55,700	1,236,540

Regal Entertainment Group Class A	61,100	1,273,935

		2,510,475
Multi-utilities (0.9%)
Vectren Corp.	62,900	3,072,665

		3,072,665
Multiline retail (0.4%)
Dillards, Inc. Class A	18,300	1,289,235

		1,289,235

22	Capital Opportunities Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Oil, gas, and consumable fuels (0.3%)
Aegean Marine Petroleum Network, Inc. (Greece) S	135,800	$1,091,832

		1,091,832
Paper and forest products (0.5%)
Domtar Corp.	42,400	1,638,336

		1,638,336
Personal products (0.4%)
Coty, Inc. Class A	46,000	1,398,400

		1,398,400
Pharmaceuticals (3.1%)
ANI Pharmaceuticals, Inc. †	14,100	641,127

Endo International PLC †	45,100	1,217,700

Horizon Pharma PLC †	84,300	1,295,691

Impax Laboratories, Inc. †	48,000	1,600,800

Jazz Pharmaceuticals PLC †	12,400	1,868,680

Lannett Co., Inc. † S	29,700	569,646

Medicines Co. (The) †	28,800	1,024,992

Sucampo Pharmaceuticals, Inc. Class A †	72,000	776,160

Supernus Pharmaceuticals, Inc. †	62,100	1,065,636

		10,060,432
Professional services (3.1%)
ICF International, Inc. †	51,900	2,043,303

Navigant Consulting, Inc. †	237,100	3,784,116

On Assignment, Inc. †	37,500	1,352,250

RPX Corp. †	210,000	2,326,800

WageWorks, Inc. †	12,400	667,864

		10,174,333
Real estate investment trusts (REITs) (1.4%)
Ashford Hospitality Trust, Inc.	117,200	655,148

Communications Sales & Leasing, Inc.	74,600	1,732,958

Geo Group, Inc. (The)	41,600	1,332,448

Xenia Hotels & Resorts, Inc.	61,200	941,256

		4,661,810
Road and rail (0.5%)
Old Dominion Freight Line, Inc. † S	24,600	1,624,830

		1,624,830
Semiconductors and semiconductor equipment (6.6%)
Cavium, Inc. †	13,400	661,558

Cirrus Logic, Inc. †	36,400	1,314,040

Lam Research Corp.	74,268	5,674,075

Marvell Technology Group, Ltd.	170,700	1,703,586

Monolithic Power Systems, Inc.	13,800	861,396

Skyworks Solutions, Inc.	75,606	5,051,993

Teradyne, Inc. S	198,100	3,746,071

Tessera Technologies, Inc.	44,300	1,272,296

Tower Semiconductor, Ltd. (Israel) † S	119,100	1,392,279

		21,677,294
Software (1.5%)
Mentor Graphics Corp.	65,500	1,307,380

Proofpoint, Inc. † S	32,800	1,910,928

Tyler Technologies, Inc. †	11,600	1,698,356

		4,916,664

Capital Opportunities Fund	23

COMMON STOCKS (97.1%)* cont.	Shares	Value

Specialty retail (3.7%)
Cato Corp. (The) Class A	42,644	$1,560,344

DSW, Inc. Class A S	40,000	982,800

Express, Inc. †	75,600	1,374,408

GameStop Corp. Class A	66,300	2,174,640

Michaels Cos., Inc. (The) †	166,200	4,725,066

Zumiez, Inc. † S	69,600	1,167,888

		11,985,146
Technology hardware, storage, and peripherals (0.6%)
NCR Corp. †	72,700	2,114,843

		2,114,843
Textiles, apparel, and luxury goods (1.2%)
Deckers Outdoor Corp. † S	20,156	1,165,218

G-III Apparel Group, Ltd. †	36,600	1,656,150

Steven Madden, Ltd. †	27,600	966,276

		3,787,644
Tobacco (0.5%)
Vector Group, Ltd.	69,100	1,492,560

		1,492,560
Trading companies and distributors (0.4%)
Beacon Roofing Supply, Inc. †	34,000	1,452,820

		1,452,820

Total common stocks (cost $291,883,101)		$318,680,190

SHORT-TERM INVESTMENTS (13.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	37,957,884	$37,957,884

Putnam Short Term Investment Fund 0.44% L	6,341,414	6,341,414

Total short-term investments (cost $44,299,298)		$44,299,298

TOTAL INVESTMENTS

Total investments (cost $336,182,399)		$362,979,488

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $328,363,600.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24	Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$41,551,635	$—	$—

Consumer staples	9,374,432	—	—

Energy	3,827,228	—	—

Financials	57,586,090	—	—

Health care	61,745,498	—	—

Industrials	63,689,509	—	—

Information technology	61,604,651	—	—

Materials	11,838,947	—	—

Telecommunication services	1,289,043	—	—

Utilities	6,173,157	—	—

Total common stocks	318,680,190	—	—

Short-term investments	6,341,414	37,957,884	—

Totals by level	$325,021,604	$37,957,884	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	25

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value, including $36,845,435 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $291,883,101)	$318,680,190
Affiliated issuers (identified cost $44,299,298) (Notes 1 and 5)	44,299,298

Dividends, interest and other receivables	124,484

Receivable for shares of the fund sold	158,979

Receivable for investments sold	18,662,498

Prepaid assets	13,738

Total assets	381,939,187

LIABILITIES

Payable for investments purchased	14,031,087

Payable for shares of the fund repurchased	966,704

Payable for compensation of Manager (Note 2)	167,382

Payable for custodian fees (Note 2)	8,156

Payable for investor servicing fees (Note 2)	104,719

Payable for Trustee compensation and expenses (Note 2)	143,227

Payable for administrative services (Note 2)	1,297

Payable for distribution fees (Note 2)	79,046

Collateral on securities loaned, at value (Note 1)	37,957,884

Other accrued expenses	116,085

Total liabilities	53,575,587

Net assets	$328,363,600

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$301,730,804

Distributions in excess of net investment income (Note 1)	(23,018)

Accumulated net realized loss on investments (Note 1)	(141,275)

Net unrealized appreciation of investments	26,797,089

Total — Representing net assets applicable to capital shares outstanding	$328,363,600

(Continued on next page)

26	Capital Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($228,845,947 divided by 16,514,141 shares)	$13.86

Offering price per class A share (100/94.25 of $13.86)*	$14.71

Net asset value and offering price per class B share ($8,219,530 divided by 684,359 shares)**	$12.01

Net asset value and offering price per class C share ($20,113,494 divided by 1,651,617 shares)**	$12.18

Net asset value and redemption price per class M share ($3,661,076 divided by 288,009 shares)	$12.71

Offering price per class M share (100/96.50 of $12.71)*	$13.17

Net asset value, offering price and redemption price per class R share
($12,014,841 divided by 889,506 shares)	$13.51

Net asset value, offering price and redemption price per class R5 share
($9,294,815 divided by 651,562 shares)	$14.27

Net asset value, offering price and redemption price per class R6 share
($9,617,471 divided by 673,536 shares)	$14.28

Net asset value, offering price and redemption price per class Y share
($36,596,426 divided by 2,569,123 shares)	$14.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	27

Statement of operations Year ended 4/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $20,244)	$5,297,286

Interest (including interest income of $8,408 from investments in affiliated issuers) (Note 5)	8,445

Securities lending (Note 1)	751,426

Total investment income	6,057,157

EXPENSES

Compensation of Manager (Note 2)	2,325,784

Investor servicing fees (Note 2)	754,325

Custodian fees (Note 2)	13,639

Trustee compensation and expenses (Note 2)	26,392

Distribution fees (Note 2)	1,082,321

Administrative services (Note 2)	10,410

Other	262,711

Fees waived and reimbursed by Manager (Note 2)	(5,062)

Total expenses	4,470,520

Expense reduction (Note 2)	(15,571)

Net expenses	4,454,949

Net investment income	1,602,208

Net realized loss on investments (Notes 1 and 3)	(53,056)

Net unrealized depreciation of investments during the year	(43,313,943)

Net loss on investments	(43,366,999)

Net decrease in net assets resulting from operations	$(41,764,791)

The accompanying notes are an integral part of these financial statements.

28	Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment income	$1,602,208	$2,942,995

Net realized gain (loss) on investments	(53,056)	19,460,381

Net unrealized appreciation (depreciation) of investments	(43,313,943)	981,646

Net increase (decrease) in net assets resulting
from operations	(41,764,791)	23,385,022

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,224,704)	(1,381,454)

Class B	(19,652)	—

Class C	(45,988)	—

Class M	(17,598)	—

Class R	(66,614)	(60,258)

Class R5	(108,170)	(89,510)

Class R6	(143,097)	(93,495)

Class Y	(491,566)	(347,727)

Net realized short-term gain on investments

Class A	—	(668,201)

Class B	—	(30,423)

Class C	—	(71,447)

Class M	—	(11,125)

Class R	—	(51,505)

Class R5	—	(24,133)

Class R6	—	(23,771)

Class Y	—	(111,753)

From net realized long-term gain on investments
Class A	(406,095)	(41,114,388)

Class B	(17,385)	(1,871,902)

Class C	(42,308)	(4,396,172)

Class M	(6,746)	(684,527)

Class R	(23,939)	(3,169,101)

Class R5	(14,381)	(1,484,918)

Class R6	(17,322)	(1,462,678)

Class Y	(68,939)	(6,876,180)

Increase (decrease) from capital share transactions (Note 4)	(57,070,265)	27,312,144

Total decrease in net assets	(102,549,560)	(13,327,502)

NET ASSETS

Beginning of year	430,913,160	444,240,662

End of year (including distributions in excess of net
investment income of $23,018 and undistributed net
investment income of $929,565, respectively)	$328,363,600	$430,913,160

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
April 30, 2016	$15.53	.07	(1.59)	(1.52)	(.13)	(.02)	(.15)	—	—	$13.86	(9.84)	$228,846	1.16[d]	.46[d]	55
April 30, 2015	17.21	.12	.79	.91	(.08)	(2.51)	(2.59)	—	—	15.53	5.58	289,869	1.16	.72	17
April 30, 2014	14.01	.04	3.22	3.26	(.06)	—	(.06)	—[e]	—	17.21	23.27	304,761	1.18	.22	90
April 30, 2013	12.56	.07	1.39	1.46	(.01)	—	(.01)	—[e]	—	14.01	11.59	268,152	1.25	.52	70
April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—[e]	.01[g]	12.56	(5.28)	253,278	1.27	.05	29

Class B
April 30, 2016	$13.48	(.04)	(1.38)	(1.42)	(.03)	(.02)	(.05)	—	—	$12.01	(10.56)	$8,220	1.91[d]	(.29)[d]	55
April 30, 2015	15.29	(.01)	.71	.70	—	(2.51)	(2.51)	—	—	13.48	4.84	11,207	1.91	(.04)	17
April 30, 2014	12.50	(.07)	2.86	2.79	—	—	—	—[e]	—	15.29	22.32	12,727	1.93	(.53)	90
April 30, 2013	11.29	(.03)	1.24	1.21	—	—	—	—[e]	—	12.50	10.72	12,546	2.00	(.24)	70
April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—[e]	.01[g]	11.29	(5.92)	14,734	2.02	(.70)	29

Class C
April 30, 2016	$13.67	(.04)	(1.40)	(1.44)	(.03)	(.02)	(.05)	—	—	$12.18	(10.57)	$20,113	1.91[d]	(.29)[d]	55
April 30, 2015	15.47	(.01)	.72	.71	—	(2.51)	(2.51)	—	—	13.67	4.84	27,815	1.91	(.03)	17
April 30, 2014	12.64	(.08)	2.91	2.83	—	—	—	—[e]	—	15.47	22.39	28,256	1.93	(.53)	90
April 30, 2013	11.42	(.03)	1.25	1.22	—	—	—	—[e]	—	12.64	10.68	24,203	2.00	(.24)	70
April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—[e]	.01[g]	11.42	(5.93)	20,965	2.02	(.69)	29

Class M
April 30, 2016	$14.26	(.01)	(1.46)	(1.47)	(.06)	(.02)	(.08)	—	—	$12.71	(10.32)	$3,661	1.66[d]	(.04)[d]	55
April 30, 2015	16.01	.03	.73	.76	—	(2.51)	(2.51)	—	—	14.26	5.01	4,417	1.66	.21	17
April 30, 2014	13.05	(.04)	3.00	2.96	—	—	—	—[e]	—	16.01	22.68	4,945	1.68	(.28)	90
April 30, 2013	11.75	—[e]	1.30	1.30	—	—	—	—[e]	—	13.05	11.06	4,323	1.75	.01	70
April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—[e]	.01[g]	11.75	(5.70)	4,573	1.77	(.45)	29

Class R
April 30, 2016	$15.12	.03	(1.56)	(1.53)	(.06)	(.02)	(.08)	—	—	$13.51	(10.10)	$12,015	1.41[d]	.24[d]	55
April 30, 2015	16.82	.08	.78	.86	(.05)	(2.51)	(2.56)	—	—	15.12	5.36	22,148	1.41	.47	17
April 30, 2014	13.71	—[e]	3.14	3.14	(.03)	—	(.03)	—[e]	—	16.82	22.93	21,754	1.43	(.03)	90
April 30, 2013	12.32	.03	1.36	1.39	—	—	—	—[e]	—	13.71	11.28	17,077	1.50	.26	70
April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—[e]	.01[g]	12.32	(5.45)	13,450	1.52	(.19)	29

Class R5
April 30, 2016	$15.99	.11	(1.64)	(1.53)	(.17)	(.02)	(.19)	—	—	$14.27	(9.59)	$9,295	.85[d]	.77[d]	55
April 30, 2015	17.65	.17	.83	1.00	(.15)	(2.51)	(2.66)	—	—	15.99	5.96	10,891.85		1.02	17
April 30, 2014	14.37	(.04)[f]	3.44	3.40	(.12)	—	(.12)	—[e]	—	17.65	23.69	11,497.84		(.26)[f]	90
April 30, 2013†	12.08	.11	2.20	2.31	(.02)	—	(.02)	—[e]	—	14.37	19.11*	12	.71*	.81*	70

Class R6
April 30, 2016	$16.00	.13	(1.64)	(1.51)	(.19)	(.02)	(.21)	—	—	$14.28	(9.48)	$9,617	.75[d]	.86[d]	55
April 30, 2015	17.66	.19	.82	1.01	(.16)	(2.51)	(2.67)	—	—	16.00	6.01	11,625.75		1.12	17
April 30, 2014	14.38	.11	3.30	3.41	(.13)	—	(.13)	—[e]	—	17.66	23.80	10,785.74		.66	90
April 30, 2013†	12.08	.04	2.28	2.32	(.02)	—	(.02)	—[e]	—	14.38	19.25*	8,922	.63*	.25*	70

Class Y
April 30, 2016	$15.96	.11	(1.65)	(1.54)	(.16)	(.02)	(.18)	—	—	$14.24	(9.66)	$36,596	.91[d]	.71[d]	55
April 30, 2015	17.62	.16	.82	.98	(.13)	(2.51)	(2.64)	—	—	15.96	5.82	52,940.91		.97	17
April 30, 2014	14.34	.08	3.29	3.37	(.09)	—	(.09)	—[e]	—	17.62	23.56	49,516.93		.48	90
April 30, 2013	12.85	.10	1.43	1.53	(.04)	—	(.04)	—[e]	—	14.34	11.91	49,378	1.00	.77	70
April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—[e]	.01[g]	12.85	(5.03)	48,025	1.02	.31	29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Capital Opportunities Fund	Capital Opportunities Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

32	Capital Opportunities Fund

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Capital Opportunities Fund	33

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $37,957,884 and the value of securities loaned amounted to $36,845,435.

34	Capital Opportunities Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain losses of $323,260 recognized during the period between November 1, 2015 and April 30, 2016 to its fiscal year ending April 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $23,018 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from a redesignation of taxable income and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $562,598 to decrease distributions in excess of net investment income, $55,901 to decrease paid-in capital and $506,697 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$43,271,062
Unrealized depreciation	(16,291,987)

Net unrealized appreciation	26,979,075
Post-October capital loss deferral	(323,260)
Late year ordinary loss deferral	(23,018)
Cost for federal income tax purposes	$336,000,413

Capital Opportunities Fund	35

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period, Putnam Management voluntarily waived $5,062.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$532,736	Class R5	14,252

Class B	19,678	Class R6	5,474

Class C	48,626	Class Y	92,426

Class M	8,090	Total	$754,325

Class R	33,043

36	Capital Opportunities Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $452 under the expense offset arrangements and by $15,119 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $250, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$642,743	Class M	29,266

Class B	95,059	Class R	80,163

Class C	235,090	Total	$1,082,321

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,013 and $179 from the sale of class A and class M shares, respectively, and received $3,947 and $237 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$204,850,873	$252,191,324

U.S. government securities (Long-term)	—	—

Total	$204,850,873	$252,191,324

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Capital Opportunities Fund	37

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,399,959	$20,057,849	1,765,495	$28,636,530

Shares issued in connection with
reinvestment of distributions	170,417	2,482,979	2,655,721	40,526,295

	1,570,376	22,540,828	4,421,216	69,162,825

Shares repurchased	(3,716,589)	(53,133,747)	(3,465,456)	(56,975,153)

Net increase (decrease)	(2,146,213)	$(30,592,919)	955,760	$12,187,672

	Year ended 4/30/16		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	52,746	$664,203	100,358	$1,446,508

Shares issued in connection with
reinvestment of distributions	2,845	36,024	139,050	1,846,583

	55,591	700,227	239,408	3,293,091

Shares repurchased	(202,654)	(2,516,222)	(240,126)	(3,461,351)

Net decrease	(147,063)	$(1,815,995)	(718)	$(168,260)

	Year ended 4/30/16		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	206,836	$2,597,069	290,012	$4,200,581

Shares issued in connection with
reinvestment of distributions	6,399	82,158	306,284	4,125,639

	213,235	2,679,227	596,296	8,326,220

Shares repurchased	(597,055)	(7,296,576)	(387,176)	(5,599,003)

Net increase (decrease)	(383,820)	$(4,617,349)	209,120	$2,727,217

	Year ended 4/30/16		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	7,057	$93,184	13,218	$196,202

Shares issued in connection with
reinvestment of distributions	1,723	23,075	47,595	668,239

	8,780	116,259	60,813	864,441

Shares repurchased	(30,434)	(408,877)	(60,082)	(914,827)

Net increase (decrease)	(21,654)	$(292,618)	731	$(50,386)

	Year ended 4/30/16		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	236,163	$3,313,762	534,454	$8,538,683

Shares issued in connection with
reinvestment of distributions	5,133	72,946	177,234	2,635,465

	241,296	3,386,708	711,688	11,174,148

Shares repurchased	(816,936)	(11,457,088)	(539,560)	(8,619,701)

Net increase (decrease)	(575,640)	$(8,070,380)	172,128	$2,554,447

38	Capital Opportunities Fund

	Year ended 4/30/16		Year ended 4/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	92,455	$1,302,719	49,271	$835,009

Shares issued in connection with
reinvestment of distributions	8,181	122,551	101,884	1,598,561

	100,636	1,425,270	151,155	2,433,570

Shares repurchased	(130,311)	(1,951,664)	(121,161)	(2,075,405)

Net increase (decrease)	(29,675)	$(526,394)	29,994	$358,165

	Year ended 4/30/16		Year ended 4/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	106,173	$1,618,860	98,744	$1,633,069

Shares issued in connection with
reinvestment of distributions	10,702	160,419	100,633	1,579,944

	116,875	1,779,279	199,377	3,213,013

Shares repurchased	(169,722)	(2,409,214)	(83,632)	(1,402,817)

Net increase (decrease)	(52,847)	$(629,935)	115,745	$1,810,196

	Year ended 4/30/16		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	464,483	$6,872,306	906,115	$15,182,230

Shares issued in connection with
reinvestment of distributions	33,688	503,978	424,588	6,653,293

	498,171	7,376,284	1,330,703	21,835,523

Shares repurchased	(1,245,297)	(17,900,959)	(824,650)	(13,942,430)

Net increase (decrease)	(747,126)	$(10,524,675)	506,053	$7,893,093

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	989	0.15%	$14,113

Class R6	992	0.15	14,166

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$10,336,984	$99,960,982	$103,956,552	$8,408	$6,341,414

Totals	$10,336,984	$99,960,982	$103,956,552	$8,408	$6,341,414

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Capital Opportunities Fund	39

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40	Capital Opportunities Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,307,757 as a capital gain dividend with respect to the taxable year ended April 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Capital Opportunities Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Capital Opportunities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Opportunities Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44	Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer

Custodian	Officers	Susan G. Malloy
State Street Bank	Robert L. Reynolds	Vice President and
and Trust Company	President	Assistant Treasurer

Legal Counsel	Jonathan S. Horwitz	James P. Pappas
Ropes & Gray LLP	Executive Vice President,	Vice President
Principal Executive Officer, and
Independent Registered	Compliance Liaison	Mark C. Trenchard
Public Accounting Firm		Vice President and
PricewaterhouseCoopers LLP	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN068
300655 6/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$52,650	$—	$5,651	$—
April 30, 2015	$54,623	$—	$5,530	$—

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $636,087 and $793,740respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$630,436	$ —	$ —

April 30, 2015	$ —	$788,210	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016